SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             April 1, 1998
                                                  -------------------------


                            OAKWOOD HOMES CORPORATION
                            -------------------------
               (Exact name of Registrant as Specified in Charter)

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
         North Carolina                          1-7444                             56-0985879
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           (State or other jurisdiction          (Commission                        (IRS Employer
         of incorporation)                       File Number)                       Identification Number)


         7800 McCloud Road, Greensboro, NC                    27409-9634
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         (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:               (336) 664-2400
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Item 2.  Acquisition or Disposition of Assets.

         On April 1, 1998, the Registrant consummated its acquisition of Schult Homes Corporation, an Indiana corporation ("Schult"), pursuant to an Acquisition Agreement dated as of January 5, 1998 by and among the Registrant, Schult and A& B Acquisition Corp., an Indiana corporation and a wholly-owned subsidiary of the Registrant (the "Acquisition Agreement"). Pursuant to the Acquisition Agreement, A & B Acquisition Corp. was merged with and into Schult, with Schult surviving as a wholly-owned subsidiary of the Registrant, and each share of Schult Common Stock outstanding at the effective time of the merger was converted into the right to receive $22.50 in cash. Options to purchase shares of Schult Common Stock outstanding at the effective time of the merger were assumed by Oakwood and converted into options to purchase 0.6792 shares of Oakwood Common Stock for each share of Schult Common Stock purchasable pursuant to the option, and the stock option exercise price was adjusted by dividing the option exercise price by 0.6792.

         The merger consideration was determined following arms' length negotiations between the Registrant and Schult, and receipt by Schult of an opinion from ABN AMRO Chicago Corporation that the consideration to be received by the Schult shareholders was fair from a financial point of view. As of the effective time of the merger, there were 4,492,416 shares of Schult Common Stock issued and outstanding. The cash merger consideration of $101,079,360 was obtained from financing provided by NationsBank Corporation and the Registrant's operating capital. Prior to the merger, Schult Common Stock was traded on the American Stock Exchange.

         Schult was the eighth largest manufacturer of manufactured homes in the United States. Schult manufactured and distributed, through independent retailers, both manufactured homes and modular homes, serving nationwide markets with manufacturing facilities in Middlebury and Etna Green, Indiana; Milton and Lewiston, Pennsylvania; Redwood Falls, Minnesota; Navasota, Texas; Plainville, Kansas; Buckeye, Arizona; and Hermiston, Oregon. The Registrant currently intends to continue to use the assets of Schult for the manufacturing and distribution of manufactured and modular homes.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired. None required to be filed.

         (b) Pro Forma Financial Information. None required to be filed.

         (c)  Exhibits.

                  2. Acquisition Agreement dated as of January 5, 1998 by and among Oakwood Homes Corporation, A & B Acquisition Corp. and Schult Homes Corporation.


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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OAKWOOD HOMES CORPORATION



Date:    April 10, 1998                   By: /s/ C. Michael Kilbourne
     ---------------------------------        ------------------------
                                              C. Michael Kilbourne
                                              Executive Vice President and Chief
                                              Financial Officer

                                  Page 3 of 4
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                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

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
Date of Event Reported:                                  Commission File Number:

         April 1, 1998                                          1-7444

                            OAKWOOD HOMES CORPORATION

                                  EXHIBIT INDEX

         Exhibit No.                                 Exhibit Description

                2 Acquisition Agreement dated as of January 5, 1998 by and among Oakwood Homes
                                                     Corporation, A & B
                                                     Acquisition Corp. and
                                                     Schult Homes Corporation.
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